SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 5, 2004

(Date of earliest event reported)

FEDERAL-MOGUL CORPORATION

(Exact name of registrant as specified in its charter)

Michigan

(State or other jurisdiction of incorporation)

1-1511	38-0533580
(Commission File Number)	(IRS Employer Identification Number)

26555 Northwestern Highway, Southfield, Michigan	48034
(Address of principal executive offices)	(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

Federal-Mogul Corporation and its plan of reorganization co-proponents have postponed the April 13-14, 2004 disclosure statement hearing in the U.S. Bankruptcy Court in Delaware. A new disclosure statement hearing date has not yet been set.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2004

FEDERAL-MOGUL CORPORATION

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Vice President, Deputy
General Counsel and Secretary

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